EXHIBIT 10.8



                       MILLERS AMERICAN GROUP, INC.

                          STOCK OPTION AGREEMENT


     This OPTION AGREEMENT (this "Option Agreement") is entered into by and between  Millers American Group, Inc., a Texas corporation (the "Company"),

and the undersigned optionee (the "Optionee").

     1.   GRANT OF OPTION.  The Company hereby grants to the Optionee effective as  of  the date set forth in Section 20 hereof (the "Date of Grant"),  the right  and option (the "Option") to purchase up to the aggregate number  of shares  of  common  stock, par value $0.01 per share, of the  Company  (the

"Common  Stock")  set  forth in Section 20 hereof,  subject  to  adjustment pursuant  to Section 3 hereof and subject to the Optionee's acceptance  and agreement to all of the terms and conditions and restrictions described  in the  Millers  American Group, Inc. 1999 Stock Option Plan, as amended  (the

"Plan"),  a  copy of which has been provided to the Optionee,  and  to  the further terms, conditions and restrictions set forth below.

     2. EXERCISE PRICE. Subject to adjustment pursuant to Section 3, the exercise price payable by the Optionee upon exercise of this Option is set forth in Section 20 hereof.

     3. ADJUSTMENTS TO NUMBER OF SHARES AND OPTION PRICE. The number of shares and exercise price shall be subject to adjustments as provided in Section 9.4 of the Plan.

     4. TAX STATUS. This Option will be treated as an "incentive stock option"

within the meaning of Section 422 of the Code to the extent that any portion of this Option meets the requirements of Section 422 of the Code. To the extent that any portion of this Option does not meet such Code requirements, this

Option shall be deemed a nonqualified stock option.

     5. EXERCISE OF OPTION. Subject to the terms of the Plan and this Option

Agreement, Optionee shall have the right to acquire shares of Common Stock under this Option Agreement as follows:

          (a) as of the Date of Grant and thereafter, Optionee may exercise rights to acquire 33% of the Common Stock subject to the Option;

          (b) as of the first anniversary of the Date of Grant and thereafter,

     Optionee may exercise rights to acquire an additional 33% of the Common

     Stock subject to the Option; and

          (c) as of the second anniversary of the Date of Grant and thereafter,

     Optionee may exercise rights to acquire an additional 34% of the Common

     Stock subject to the Option.

     6.    EXPIRATION OF OPTION.  This Option shall expire and cease to  be exercisable  on the sixth anniversary of the Date of Grant or such  earlier date as may be specified in the Plan.

     7. TERMINATION OF AFFILIATION.

          (a) Subject to the following provisions of this Section 7 and Article

     VI of  the  Plan, this Option may not be exercised unless at the time  of exercise the Optionee is an Employee or a Director of the Company or a

     Subsidiary.

          (b) TERMINATION FOR CAUSE. In the event that Optionee is an Employee and the Optionee's employment by the Company or a Subsidiary shall terminate for Cause (as defined in Section 6.1 of the Plan), this Option shall terminate immediately. In the event that Optionee is a Director and

     Optionee fails to be reelected as a Director, resigns as a Director or is removed as a Director (other than due to Optionee's disability, as defined in Section 6.3 of the Plan), this Option shall terminate immediately.

          (c) DEATH OR DISABILITY. (i) In the event that the Optionee shall die while employed by, or serving as a Director of, the Company or a Subsidiary or if Optionee's employment by, or service as a Director of, the Company or a Subsidiary is terminated because the Optionee has become disabled,

     Optionee, his estate, or beneficiary shall have the right to exercise this

     Option at any time within 60 days from the date of death of Optionee or termination of his employment by, or service as a Director of, the Company or a Subsidiary due to disability, as the case may be, only to the extent the Optionee was entitled to exercise this Option immediately prior to such occurrence. To the extent that this Option is not so exercised, it shall expire at the end of such 60-day period. For purposes of this Option

     Agreement, disability shall be as defined in Section 6.3 of the Plan.

               (ii)    If the Optionee dies during the 60-day period  after

     the  termination of his or her position as an Employee or Director  of the  Company or a Subsidiary and at the time of his or her  death  the

     Optionee  was  entitled  to exercise this Option,  this  Option  shall expire  60  days  after the date on which his or her  position  as  an

     Employee or Director of the Company or a Subsidiary terminated, but in no  event, later than the date on which this Option would have expired if  the  Optionee  had  lived.  Until the expiration  of  such  60-day period,  this  Option may be exercised by the Optionee's  executor  or administrator or by any person or persons who shall have acquired  the

     Option directly from the Optionee by bequest or inheritance, but  only to the extent that the Optionee was entitled to exercise the Option at the  date of his or her death and, to the extent the Option is not  so exercised, it shall expire at the end of such 60-day period.

          (d) RIGHT TO EXERCISE. In the event that termination of employment with the Company occurs other than for Cause or for death or disability pursuant to Sections 7(b) or 7(c) above, or in the event that the directorship of an Optionee who is a Director is terminated for reasons other than the removal, resignation, death or disability of Optionee, the

     Optionee shall have the right to exercise this Option at any time within 60 days after such termination to the extent he was entitled to exercise the same immediately prior to such termination. To the extent that this Option is not so exercised, it shall expire at the end of such 60-day period.

     8.    PROCEDURE TO EXERCISE. The Optionee (or other person entitled to exercise this Option) shall purchase shares of stock of the Company subject hereto by the payment to the Company of the purchase price in full and  the amount of employment tax and withholding tax due, if any, upon the exercise of  this  Option  (i)  by  certified or official bank  check,  (ii)  if  so permitted  by the Company, by the delivery of a number of shares of  Common

Stock  (plus  cash if necessary) having a fair market value  equal  to  the amount of such purchase price and employment and withholding tax, or  (iii)

by  delivery  of  the equivalent thereof acceptable to  the  Company.   Any

employment  or withholding tax due upon exercise of this Option  shall  be,

and  shall  remain, the responsibility of the Optionee (or such  Optionee's estate or representative).  This Option may be exercised from time to  time by  written notice to the Company stating the full number of shares  to  be purchased  and  the  time and delivery thereof, which  shall  be  at  least fifteen  days after the giving of notice unless an earlier date shall  have been agreed upon between the Optionee (or other person entitled to exercise this Option) and the Company, accompanied by full payment for the shares as described  in the first sentence of this Section 8.  The Company  will,  as soon  as  is  reasonably possible, notify the Optionee (or such  Optionee's representative) of the amount of employment tax and other withholding  tax,

if  any,  that must be paid under federal, state and local law due  to  the exercise  of this Option.  The Company shall have no obligation to  deliver

certificates  for  the  shares  purchased  until  the  Optionee  (or   such

Optionee's representative) pays to the Company the purchase price  in  full and  the  amount  of employment tax and withholding tax  specified  in  the

Company's notice as described in this Section 8 by payment terms set  forth in  the  first  sentence of this Section 8.  At the time of  delivery,  the

Company  shall,  without transfer or issue tax to the  Optionee  (or  other person entitled to exercise this option) deliver at the principal office of the  Company,  or at such other place as shall be mutually agreed  upon,  a certificate  or certificates for such shares, provided, however,  that  the time of delivery may be postponed by the Company for such period as may  be required  for  it to comply with reasonable diligence with any requirements of  law.  The foregoing notwithstanding, the Optionee may elect to exercise the  Option  by a "cashless exercise" with a broker or by surrendering  the

Option in exchange for an amount, payable (at Optionee's election) in  cash or shares of Common Stock (except for fractional shares which shall be paid in cash) valued at Fair Market Value as of the date of such surrender, that is  equal to the difference between (i) the aggregate Fair Market Value  of the shares subject to the portion of the Option being exercised, minus (ii)

the  total  exercise price for the portion of the Option  being  exercised.

Withholding  obligations as a result of such surrender of the Option  shall be  satisfied by any lawful means approved by the Committee and  agreed  to

with  Optionee  at  or  prior to the time of surrender.   This  alternative

exercise procedure shall apply only to that portion of the Option  that  is not  exercised as an "incentive stock option" within the meaning of Section

422 of the Code.

     9. NONTRANSFERABILITY OF OPTION. This Option shall not be assignable or transferable other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by the Optionee.

     10. CONTINUED EMPLOYMENT OR RETENTION. Subject to the terms of any employment agreement between the Company and the Optionee, nothing herein shall confer upon the Optionee any right to be continued in the employ or retention of the Company or a Subsidiary, or continue to serve as a Director of the Company or a Subsidiary, or shall prevent the Company or Subsidiary which employs or retains the Optionee from terminating such employment at any time, with or without cause, or removing or failing to reelect the Optionee as a Director.

     11. RIGHTS AS SHAREHOLDER. Nothing herein is intended to or shall give to the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee any right or status of any kind as a shareholder of the Company in respect of any shares of Common Stock covered by this Option or entitle the

Optionee or the legal representatives, heirs, legatees, or distributees of the

Optionee to any dividends or distributions thereon unless and until such shares shall have been delivered to the Optionee or the legal representatives, heirs,

legatees, or distributees of the Optionee and registered in the Optionee's name and the Optionee or the legal representatives, heirs, legatees, or distributees of the Optionee has received a certificate or certificates therefor.

     12. INTERPRETATION. If and when questions arise from time to time as to the intent, meaning or application of the provisions hereof or of the Plan, such questions shall be decided by the Board of Directors or the Committee in its sole discretion, and any such decision shall be conclusive and binding on the

Optionee. The Optionee hereby agrees that this Option is granted and accepted subject to such condition and understanding.

     13. INVESTMENT REPRESENTATION. At such time or times as the Optionee may exercise this Option, the Optionee shall, upon the request of the Company,

represent in writing (i) that the shares being acquired by the Optionee under this Option will not be sold except pursuant to an effective registration statement, or applicable exemption from registration, under the Securities Act of 1933, as amended, (ii) that it is the Optionee's intention to acquire the shares being acquired for investment only and not with a view to distribution thereof, and (iii) other customary representations as the Company deems necessary or advisable. No shares will be issued to the Optionee unless the

Optionee provides such representations and agreements and the Company is satisfied as to the accuracy of such representations and agreements. If so requested, Optionee agrees to provide a lock-up agreement prohibiting the sale by Optionee of shares issued upon exercise of the Options for a period of 180 days following a public offering by the Company of its Common Stock.

     14. REPURCHASE BY THE COMPANY. All shares of Common Stock purchased by the

Optionee or his or her estate or beneficiary and exercisable Options held by the

Optionee at the time of termination of employment shall be subject to repurchase by the Company pursuant to Section 9.3 of the Plan.

     15. WITHHOLDING OF TAXES. Upon exercise of this Option (either wholly or in part), the Optionee must pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind required to be withheld in connection with the issuance to the Optionee of

Common Stock upon exercise of this Option. The Company may permit withholding of shares of Common Stock in accordance with procedures established by the Company as an election by Optionee to meet applicable withholding requirements.

     16. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally,

mailed certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the Optionee at the address on the signature page hereof and to the Company at the address set forth below or at such other addresses as shall be specified by the parties by like notice:

                    Millers American Group, Inc.
                    300 Burnett Street
                    Fort Worth, Texas  76102-2799
                    Attention:  Chief Financial Officer
                    Facsimile No.  (800) 826-9865

     17.  DEFINED TERMS.  All capitalized terms used herein and not otherwise defined shall have the meanings given them in the Plan.

     18. CONFIDENTIALITY. Unless otherwise permitted by the Chairman of the

Board or the President of the Company, Optionee agrees to keep confidential the terms of this Option Agreement (and the terms of any other Option Agreement with any other Employee or Director of the Company known to Optionee) and shall not disclose such terms to any other Employee or otherwise.

     19. NONDISCLOSURE, NONCOMPETE, NONSOLICITATION. In further consideration for the grant to Optionee of the Option evidenced by this Option Agreement,

Optionee hereby covenants and agrees as follows:

          (a) Optionee hereby acknowledges that Optionee will have access to certain trade secrets and confidential information of the Company and of corporations and/or other business enterprises directly or indirectly owned, controlled and/or operated by the Company ("Affiliates") and that such information constitutes valuable, special and unique property of the

     Company and such corporations. Optionee shall not, during or after the term of Optionee's employment by the Company or a Subsidiary, disclose any such trade secrets or confidential information to any person or entity for any reason or purpose whatsoever except as may be required by law or use such confidential information for any purpose not authorized by the Chairman of the Board. Confidential information shall include (i) all information designated as confidential by the Chairman of the Board and (ii) all information the disclosure of which Optionee knows, or in the exercise of reasonable care should know, would be damaging to the Company; provided,

     however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by Optionee) or any information not otherwise considered by the

     Chairman of the Board or the Board of Directors to be confidential.

          (b) Optionee agrees that during the term of Optionee's employment by,

     or service as a Director of, the Company or a Subsidiary and for a period of 24 months following the termination of Optionee's employment with, or service as a Director of, the Company or a Subsidiary, Optionee shall not,

     at any place within the States in which the Company or an Affiliate is conducting business operations at the time of such termination, without the prior written consent of the Chairman of the Board, either in his own behalf or as a partner, officer, director, employee, agent or shareholder

     (other than as the holder of less than 10% of the outstanding capital stock of any corporation whose stock is traded on a national securities exchange)

     engage in, be interested in or render services to any business then competitive with the Company or a Subsidiary.

          (c) Optionee agrees that during the term of Optionee's employment by,

     or service as a Director of, the Company or a Subsidiary and for a period of 24 months following the termination of Optionee's employment, or service as a Director of, Optionee shall not, either alone or on behalf of any business competing with the Company or any Affiliate, directly or indirectly (i) solicit or induce, or in any manner attempt to solicit or induce any person employed by, or an agent of, the Company or any Affiliate to terminate his contract of employment or agency, as the case may be, with the Company or any Affiliate, as the case may be, or (ii) solicit, divert,

     or attempt to solicit or divert, as a supplier or customer, any person,

     concern or entity which, as of the date of termination or during the one year period prior thereto, furnishes products or services to, or receives products and services from the Company or any Affiliate, nor will Optionee attempt to induce any such supplier or customer to cease being (or any prospective supplier or customer not to become) a supplier or customer of the Company or any Affiliate.

     20.  SPECIFIED INFORMATION.  This Option Agreement shall apply with respect to the following specific information:

          a.   Date of Grant:  ___________

          b.   Name of Optionee:  ___________

          c.   Number of Shares Covered by Option:  ___________

          d.   Option Exercise Price Per Share:  $___________



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      IN  WITNESS  WHEREOF,  the  undersigned  have  executed  this  Option

Agreement to be effective as of the Date of Grant set forth above.

                              MILLERS AMERICAN GROUP, INC.


                              By: ______________________________
                                   Name: _______________________
                                   Title: ______________________

                              __________________________________
                              _________________, Optionee


                              Optionee's Address:

                              _____________________
                              _____________________